Exhibit 99.1

Investor Presentation November 2014

Forward - Looking Statement Certain statements in this report may constitute “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are statements that include projections, predictions, expectations, or beliefs about future events or results or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” or words of similar meaning or other statements concerning opinions or judgment of the Company and its management about future events. Although the Company believes that its expectations with respect to forward - looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any future results, performance, or achievements expressed or implied by such forward - looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the effects of and changes in: general economic and bank industry conditions, the interest rate environment, legislative and regulatory requirements, competitive pressures, new products and delivery systems, inflation, changes in the stock and bond markets, accounting standards or interpretations of existing standards, mergers and acquisitions, technology, and consumer spending and savings habits. More information is available on the Company’s website, http://investors.bankatunion.com and on the Securities and Exchange Commission’s website, www.sec.gov. The information on the Company’s website is not a part of this press release. The Company does not intend or assume any obligation to update or revise any forward - looking statements that may be made from time to time by or on behalf of the Company. 2

Company Overview • The largest community banking organization headquartered in Virginia • Holding company formed in 1993 – Banking history goes back more than 100 years • Assets of $7.2 Billion • Comprehensive financial services provider offering commercial and retail banking, mortgage, investment, trust and insurance products and services 3

Union’s Strengths • Unique branch network across Virginia, competitive banking products and services and a loyal client base • Well positioned for organic growth given commercial activity, household income levels and population growth in its footprint • Strong balance sheet and solid capital base • Conservative in - market lender • Experienced management team • Successful acquirer and integrator • Proven financial performance in both good and bad economic climates • Forbes Most Trustworthy Financial Company - #2 mid - cap bank in the country and only bank from Virginia on the list 4

Union First Market Footprint 5 • Acquisition of StellarOne Corporation resulted in statewide footprint • Only Virginia - based bank with a statewide presence – 131 branches

# Branch Franchise

| Highlights | |
|---|---|
| Branches | 131 |
| FTEs | 1,483 |
| Assets | $7.2 Billion |
| Loans | $5.2 Billion |
| Deposits | $5.6 Billion |



Staunton / Harrisonburg
Rank: #2
Deposits: $480 mm
Market Tot.: $3.4 bn
Mkt. Share: 14.2%
Branches: 13
Culpeper
Rank: #1
Deposits: $443 mm
Market Tot.: $1.3 bn
Mkt. Share: 34.3%
Branches: 8
Statewide
Rank: #6
Deposits: $5.7 bn
Market Tot.: $170 bn
Mkt. Share: 3.38%
Fredericksburg
Rank: #1
Deposits: $876 mm
Market Tot.: $3.7 bn
Mkt. Share: 23.6%
Branches: 14
Roanoke
Rank: #6
Deposits: $360 mm
Market Tot.: $7.3 bn
Mkt. Share: 4.9%
Branches: 8
VA
MSA
Market Share Rank
Company Deposits
Total Market Deposits
Market Share
Blacksburg
Rank: #1
Deposits: $685 mm
Market Tot.: $2.9 bn
Mkt. Share: 23.1%
Branches: 8
Charlottesville
Rank: #4
Deposits: $430 mm
Market Tot.: $3.9 bn
Mkt. Share: 10.8%
Branches: 8
Richmond
Rank: #5
Deposits: $1.7 bn
Market Tot.: $68.3 bn
Mkt. Share: 5.2%
Branches: 43

Source: SNL Financial, FDIC and MapInfo Professional as of 6/30/2014
Note: Richmond market total deposits includes non-retail deposits; Fredericksburg market defined as Caroline, Fredericksburg City, King George, Spotsylvania, & Stafford counties; Culpeper market defined as Culpeper, Madison, Orange & Rappahannock; all other markets per MSA definitions in SNL Financial

UNION

6

Diversity Supports Growth in Virginia Richmond • State Capital • Fortune 500 headquarters (6) • Finance and insurance • VCU & VCU Medical Center Fredericksburg • Defense and security contractors • Health care • Retail • Real Estate development Charlottesville • University of Virginia & Medical College • High - tech and professional businesses • Real Estate development Northern Virginia • Nation’s Capital • Defense and security contractors • Associations (lobbyists) • High tech Virginia Beach - Norfolk • Military • Shipbuilding • Fortune 500 headquarters (3) • Tourism Roanoke - Blacksburg • Virginia Tech • Health care • Retail • Fortune 500 headquarters (1) 7

Growing Market Share 8 Source: SNL Financial - Deposit data as of 6/30/2014 Rank Institution Number of Branches Total Deposits ($000) Market Share (%) 1 Wells Fargo & Co. (CA) 291 31,222,493 18.25% 2 Bank of America Corp. (NC) 153 23,745,941 13.88% 3 BB&T Corp. (NC) 361 21,538,540 12.59% 4 SunTrust Banks Inc. (GA) 212 17,463,802 10.21% 5 Capital One Financial Corp. (VA) 85 12,543,014 7.33% 6 Union Bankshares Corporation (VA) 131 5,743,669 3.36% 7 TowneBank (VA) 31 4,158,521 2.43% 8 United Bankshares Inc. (WV) 60 3,963,776 2.32% 9 Carter Bank & Trust (VA) 88 3,779,677 2.21% 10 PNC Financial Services Group Inc. (PA) 100 3,132,301 1.83% 11 Cardinal Financial Corp. (VA) 27 2,308,150 1.35% 12 Burke & Herbert Bank & Trust Co. (VA) 25 2,176,542 1.27% 13 Citigroup Inc. (NY) 10 1,585,567 0.93% 14 First Citizens BancShares Inc. (NC) 46 1,387,388 0.81% 15 Toronto-Dominion Bank 20 1,316,623 0.77% Totals (1-10) 1,512 127,291,734 74.4% Totals (1-135) 2,527 171,117,538 100% Virginia Deposit Market Share

Uniquely Positioned To Grow • Acquirer of choice - keep our commitments and deliver results to shareholders • More acquisitions than any other Virginia bank since 1993 • 7 whole bank acquisitions and 5 separate branch transactions (16 branches total) • Unmatched footprint in Virginia – significant barriers for competitors to overcome • Expansion opportunities in Northern Virginia and Virginia Beach • Consolidation opportunities in the current footprint • E xcess capital ready to deploy 9

StellarOne Acquisition Financial Recap 10 Projections Assumptions • Net expense savings of 32%, or $28 million pre - tax • 65% phased in by 2014; 100% thereafter • Share repurchases of $65 million planned for 2014 and 2015 with excess capital • One time merger related expenses of approximately $19.5 million after - tax • Credit mark of 2.5% • Double digit accretion to earnings per share with fully phased in expense savings • Single digit tangible book value per share dilution • Accretive in approximately 5 years • Approximately 25 bps accretive to tangible common equity / tangible assets • Internal rate of return > 20% Results to date • Net expense savings - On track • ~1.8 million shares repurchased as of October 17, 2014; $20 million of authorization remaining • All material merger expenses completed and were under projection • Credit mark of 2.5%

Balance Sheet Trends 11 • First quarter financial results include the first full quarter financial results of StellarOne which was acquired on January 1, 2014 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2011 2012 2013 2014 1Q 2014 2Q 2014 3Q $2,819 $2,967 $3,039 $5,274 $5,233 $5,171 Loans ($M) $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2011 2012 2013 2014 1Q 2014 2Q 2014 3Q $3,175 $3,298 $3,237 $5,686 $5,735 $5,634 Deposits ($M) $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 2011 2012 2013 2014 1Q 2014 2Q 2014 3Q $3,907 $4,096 $4,177 $7,295 $7,307 $7,194 Assets ($M)

Capital Ratios 12 • Union has authorization to repurchase $65 million worth of stock by the end of 2015 • ~1.8 million shares repurchased leaving approximately $20 million remaining as of October 17, 2014 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2011 2012 2013 2014 1Q 2014 2Q 2014 3Q 14.51% 14.57% 14.17% 13.70% 13.57% 13.71% 8.91% 8.97% 8.94% 9.29% 9.23% 9.42% Total risk-based capital Tangible Equity/Tangible Assets

$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2010* 2011* 2012 2013* 2014 YTD* $29,129 $30,722 $35,411 $36,538 $50,680 Net Income ($) Profitability Ratio’s and Income Trends 13 * excludes after - tax acquisition expenses; ** 3Q 2014 ROA and ROTCE excludes OREO valuation adjustments 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2011* 2012* 2013* 2014 1Q* 2014 2Q* 2014 3Q* 0.80% 0.89% 0.90% 0.94% 0.98% 0.88% 1.10%** Return on Average Assets (ROA) 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 2011* 2012* 2013* 2014 1Q* 2014 2Q* 2014 3Q* 9.42% 9.89% 10.07% 10.33% 11.10% 9.82% 12.19% ** ROTCE

Loan Portfolio 14 9/30/2014 Change 06/14 to 9/14 $ % of Portfolio % of Type Construction, Land Development, and Other Land $611.7 11.8% - $1.3 0.1% - 0.2% Commercial Real Estate $2,274.3 44.0% - $36.0 - 0.2% - 1.6% Residential 1 - 4 Family $931.7 18.0% - $8.4 0.1% - 0.9% Equity Lines of Credit $514.7 10.0% - $2.7 0.1% - 0.5% Second Mortgages $61.4 1.2% - $5.1 - 0.1% - 7.7% Commercial $362.4 7.0% - $11.0 - 0.1% - 3.0% Personal $308.7 6.0% $9.0 0.2% 3.0% Credit Cards $23.7 0.5% $0.3 0.0% 1.4% Other $82.4 1.6% - $6.8 - 0.1% - 7.6% Gross Loans $5,171.0 100.0% - $62.0 - 1.2% Construction, Land Development, and Other Land, 11.8% Commercial Real Estate, 44.0% Residential 1 - 4 Family, 18.0% Equity Lines of Credit , 10.0% Second Mortgages, 1.2% Commercial , 7.0% Personal , 6.0% Credit Cards , 0.5% Other, 1.6%

NPAs by Type 15 9/30/2014 Change 6/14 to 9/14 $ % of Portfolio % of Type Construction and Land Development $5.7 9.7% - $1.3 - 1.2% - 18.7% Commercial $3.2 5.5% - $1.8 - 2.4% - 36.8% Commercial NonOwner Occupied $0.2 0.3% $0.0 0.0% - 18.0% Commercial Owner Occupied $1.3 2.2% $0.8 1.4% 158.0% Consumer $7.0 12.0% - $0.3 0.5% - 4.4% Other $0.4 0.7% $0.0 0.0% - 2.9% Former StellarOne NPLs $2.7 4.6% - $1.9 - 2.6% - 41.3% OREO $37.8 65.0% - $0.7 4.3% - 1.9% $58.1 100.0% - $5.4 - 8.5% Construction and Land Development, 9.7% Commercial, 5.5% Commercial NonOwner Occupied, 0.3% Commercial Owner Occupied, 2.2% Consumer, 12.0% Other, 0.7% Former StellarOne NPLs, 4.6% OREO, 65.0%

OREO 16 9/30/2014 Change 6/14 to 9/14 $ % of Portfolio % of Type Construction and Land Development $13.8 36.6% - $1.8 - 4.0% - 11.5% King Carter Golf Community $5.9 15.6% - $2.8 - 7.0% - 32.2% Commercial $0.2 0.5% - $0.6 - 1.6% - 77.8% Commercial Non - Owner Occupied $4.6 12.1% - $0.2 - 0.3% - 4.4% Commercial Owner Occupied $0.5 1.3% $0.5 1.3% n/a Consumer $3.4 9.1% $0.1 0.5% 4.2% Real Estate Investment $0.4 1.0% - $0.1 - 0.3% - 24.8% Former Branch Sites $9.0 23.8% $4.2 11.3% 86.9% $37.8 100.0% - $0.7 - 1.9% Construction and Land Development, 36.6% King Carter Golf Community, 15.6% Commercial, 0.5% Commercial Non - Owner Occupied, 12.1% Commercial Owner Occupied, 1.3% Consumer, 9.1% Real Estate Investment, 1.0% Former Branch Sites, 23.8%

Core Net Interest Margin 17 * Excludes acquisition accounting impact 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2011* 2012* 2013* 2014 1Q* 2014 2Q* 2014 3Q* 4.37% 4.24% 4.18% 3.99% 3.94% 3.92% Best in Class Net Interest Margin

Top - Tier Financial Performance Focus • Union is committed to achieving top tier financial performance and providing our shareholders with above average returns on their investment • Key financial performance metrics benchmarked against top quartile peers • StellarOne acquisition accelerates achievement of top tier financial metrics • Nearly achieved targets in 3Q excluding OREO adjustment • Top Tier Financial Performance targets: 18 Financial Performance Metric Union Targets Return on Assets 1.1% - 1.3% Return on Tangible Common Equity 13% - 15% Efficiency Ratio < 60%

2014 Outlook • Leveraging new franchise • Stable to growing economy in footprint • Loans modestly down from prior year • Modest net interest margin compression • Continued asset quality improvement – reduction of OREO • Improving ROA, ROTCE and Efficiency Ratio • $65 million in share repurchases authorized through 2015 - $20 million remaining 19

Value Proposition • Statewide Branch footprint is a competitive advantage and brings a unique franchise value • Strong balance sheet and capital base • Best in class net interest margin • Experienced management team • Proven acquirer and integrator • Committed to top tier financial performance • Shareholder Value Driven • Solid dividend yield and payout ratio with earnings upside 20

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